                                                                    EXHIBIT 10.4
                                                                    ------------

                    EMPLOYMENT AND EQUITY PURCHASE AGREEMENT
                    ----------------------------------------

     THIS EMPLOYMENT AGREEMENT made as of January 1, 1998 between College Television Network, Inc., f/k/a UC Television Network Corp., a Delaware corporation (the "Company"), UC Holdings, L.L.C., a Delaware limited liability company ("Holdings") and Thomas Gatti ("Employee").

     In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.  Employment. The Company shall employ Employee, and Employee accepts
         ----------
employment with the Company, upon the terms and conditions set forth in this Agreement for the period beginning on the date hereof and ending as provided in paragraph 4 hereof (the "Employment Period").

     2.  Position and Duties.
         -------------------

         During the Employment Period, Employee shall serve as an Executive Vice-President of the Company and shall be employed by the Company on a full-time basis and shall devote his full business and professional efforts to the conduct of Company's business. Employee shall not render services to any other business entity without the prior written consent of the Company's Board of Directors ("Board"). Employee shall perform such duties at such location(s) as the Company may direct from time to time.

     3.  Base Salary and Benefits.
         ------------------------

         (a) During the Employment Period, Employee's base salary shall be TWO HUNDRED THOUSAND DOLLARS AND N0/100 ($200,000.00) per annum and the base salary shall increase seven percent (7%) each anniversary date of this Agreement from the immediately preceding base salary (the "Base Salary"). The Base Salary shall be payable in regular installments in accordance with the Company's general payroll practices.

         (b) The Company shall reimburse Employee for all reasonable expenses incurred by him in the course of performing his duties under this Agreement which are consistent with the Company's policies in effect from time to time with respect to travel, entertainment and other business expenses, subject to the Company's requirements with respect to reporting and documentation of such expenses.

         (c) In addition to the Base Salary, Employee shall receive a percentage commission (the "Commission Bonus"). The amount and calculation of the Commission Bonus shall be agreed upon by Employee and Company on a yearly basis.

         (d) In addition to the Base Salary and any Commission Bonus payable to Employee pursuant to this paragraph 3, Employee shall be entitled to participate in all employee benefit plans and programs of the Company for which sales representatives of the Company are eligible, including, to the extent available or established by the Company, any:

               (i) family health insurance, disability insurance, and dental insurance; and

               (ii) 401(k), retirement or similar benefit plans;

               (iii) on the Effective Date, Employee shall receive options pursuant to the Company's option plan to purchase 10,000 shares of common stock of the Company, subject to the effectiveness of the amendment to the Company's option plan which is currently in process. In addition, assuming Employee meets his annual sales performance goals the Chairman of the Board agrees to recommend to the Board and Compensation Committee to grant Employee options for 13,000 shares on the first two anniversary dates of this Agreement and 14,000 on the third anniversary date of this Agreement, up to 50,000 shares, in the aggregate, but such grant is subject to the approval of the Board and Compensation Committee; and

               (iv) During the Employment Period, Employee shall receive twenty
(20) days paid vacation per annum.

     4.  Term.
         ----

         (a) The Employment Period shall not commence until January 1, 1998
(the "Effective Date"). The Employment Period shall commence on the Effective Date and end on December 31, 2001 (the "Expiration Date"); provided, however, that the Employment Period shall be automatically extended for one year on the Expiration Date and at the end of each subsequent year of the Employee's employment (an "Extension Period"; any such Extension Periods shall be included in the definition of Employment Period) unless at least ninety (90) days prior to the Expiration Date or the end of the then current Extension Period, either the Company or the Employee shall give written notice to the other that this Agreement shall not be extended; and provided further that (i) the Employment
                                     --------
Period shall terminate prior to such date upon Employee's permanent disability or incapacity (determined as set forth below), resignation or death, and (ii) the Employment Period may be terminated by the Company at any time prior to such date for Cause (as defined below) or without Cause. Permanent Disability or incapacity shall occur if Employee misses sixty (60) consecutive days of work and it is determined by an independent physician that such disability or incapacity is permanent.

         (b) If the Employment Period is terminated due to the Employee's death, disability or incapacity, Employee shall be entitled to receive an aggregate amount equal to six months of his Base Salary. This amount shall be payable by the Company in equal monthly installments over a period of six months following termination of the Employment Period.

         (c) If the Employment Period is terminated by the Company without Cause, Employee shall be entitled to receive an aggregate amount equal to the greater of: (i) his Base

Salary, payable for the remainder of the Employment Period; or (ii) his Base Salary for one year, which would be payable in a lump sum payment within thirty
(30) days after the Termination Date. This amount shall be payable by the Company in equal monthly installments over the remainder of the Employment Period, so long as Employee has not breached any of the provisions of Paragraphs 9, 10 or 11 hereof.

        (d) If the Employment Period is terminated by the Company for Cause, upon the Employee's resignation or upon the expiration of the Employment Period after either party has given notice of non-extension pursuant to Paragraph 4(a), Employee shall be entitled to receive his Base Salary through the date of termination and shall not be entitled to any other amounts hereunder.

        (e) For purposes of this Agreement, "Cause" shall mean (i) the conviction of a felony or a crime involving moral turpitude or the conviction of any other crime involving dishonesty, disloyalty or fraud with respect to the Company or Holdings, (ii) gross negligence or willful misconduct with respect to the Company, or (iii) any other material breach of this Agreement, or (iv) the repeated failure to perform Employee's duties as directed by the Board; provided, however, that with respect to clause (iii) or (iv) above, if such
--------
failure or breach is capable of cure, such failure or breach, as the case may be, shall not be deemed to constitute Cause unless such failure or breach remains uncured after the expiration of 30 days after written notice thereof to Employee. In addition, the Employment Period may be terminated for "Cause" by either Chairman of the Board, Vice Chairman of the Board or President, in their individual sole discretion, within ninety (90) days after the end of each anniversary date of the Effective Date in the event of the failure of the Employee to achieve at least 90% of his sales goal (as agreed upon by Employee and Company which sales goal shall not exceed a ten percent (10%) increase from the previous years sales goal) during such preceding year.

        (f) All of Employee's rights to fringe benefits hereunder (if any) accruing at any time prior to or after the termination of the Employment Period shall cease upon such termination.

     5.  Management Units.
         ----------------

        (a) In addition to all sums payable to Employee pursuant to Paragraph
3 above, Employee shall receive fifty (50) Class B Management Units of Holdings at a price of $50.00 ("Original Cost").

        (b) Except as otherwise provided in paragraph 5(c) below, the Management Units will become vested and owned by Employee, over the 36 month period after the date hereof, in equal proportions on each anniversary date following the Effective Date (i.e. 16.66 Class B Management Units vest on each anniversary date of the Effective Date) if, as of such anniversary date, Employee is employed by Company.

        (c) Upon a Sale of the Company or a Sale of Holdings, all of the Management Units, which have not yet become vested shall become vested at the time of such event. All of the Management Units which have become vested pursuant to this paragraph 5 are referred to herein as "Vested Management Units", and all unvested Management Units are referred to herein as "Unvested Management Units."

     6.  Restriction on Transfer and Repurchase Option.
         ---------------------------------------------

         (a) General Repurchase Option.  Upon the occurrence of the Termination
             -------------------------
Date the Management Units (whether held by Employee or one or more of Employee's Permitted Transferees) shall be subject to repurchase by Holdings pursuant to the terms and conditions set forth in this paragraph 6 (the "Repurchase Option"). The date on which Employee ceases to be employed by the Company for any reason, is referred to herein as the "Termination Date."

         (b) Purchase Price for Unvested Management Units.  Subject to
             --------------------------------------------
paragraph 6(g) below, the Purchase Price for the Unvested Management Units shall be the Original Cost for such Unvested Management Units.

         (c) Purchase Price for Vested Management Units.  Subject to paragraph
             ------------------------------------------
6(g) below, the purchase price for the Vested Management Units shall be the Fair Market Value for such Vested Management Units, as of the Termination Date.

         (d) Repurchase Option.  As set forth above, Holdings may elect to
             -----------------
purchase the applicable Management Units by delivering written notice (the "Holdings Repurchase Notice") to the holder or holders of such Management Units within 90 days after the Termination Date. The Repurchase Notice will set forth the number of such Management Units to be acquired from each holder, the aggregate consideration to be paid for such Management Units and the time and place for the closing of the transaction. The number of such Management Units to be repurchased by Holdings shall first be satisfied to the extent possible from the Unvested Management Units held by Employee at the time of delivery of the Repurchase Notice. If the number of such Management Units then held by Employee is less than the total number of Management Units Holdings has elected to purchase, Holdings shall purchase the remaining Management Units elected to be purchased from the other holder(s) of such Management Units under this paragraph 6, pro rata according to the number of such Management Units held by such other holder(s), respectively, at the time of delivery of the Repurchase Notice (determined as nearly as practicable to the nearest unit or other applicable denomination).

         (e) Closing.  Subject to paragraph 6(f) below, the closing of the
             -------
purchase of the applicable Management Units pursuant to the Repurchase Option shall take place on the date designated by Holdings in the Repurchase Notice, which date shall not be more than 60 days nor less than five days after the later of (i) the delivery of such notice(s); or (ii) the Fair Market Valuation Date, if applicable. Payment for such Management Units to be purchased pursuant to the Repurchase Option shall be made by Holdings in four (4) equal installments, the first installment payable on the closing of such purchase, the second payable four (4) months after the closing, the third payable eight (8) months after the closing and the fourth payable twelve (12) months after the closing, each such payment made by check or wire transfer of funds, at the option of Holdings. Notwithstanding anything to the contrary contained in this Agreement, Holdings may withdraw their Repurchase Notice at any time prior to the closing of a purchase of such Management Units pursuant to the Repurchase Option.

         (f) Termination of Repurchase Option.  The right of Holdings to
             --------------------------------
repurchase Management Units pursuant to this paragraph 6 shall terminate upon the first to occur of (i) the Sale of Holdings, or (ii) the Sale of the Company. The Repurchase Option set forth in this paragraph 6 will continue with respect to such Management Units following any transfer thereof other than a transfer to Holdings.

         (g) Repurchase Restrictions. Notwithstanding anything to the contrary
             -----------------------
contained in this Agreement, all repurchases of Management Units by Holdings shall be subject to applicable restrictions contained in the General Corporate Law of the State of Delaware. If any such restrictions prohibit the repurchase of the Management Units hereunder which Holdings is otherwise entitled or required to make, Holdings may make such repurchases as soon as it is permitted to do so under such restrictions.

         (h) Section 83(b) Election.  Within 30 days after Employee receives
             ----------------------
any Management Units from Holdings, Employee shall make an effective election with the Internal Revenue Service under Section 83(b) of the Internal Revenue Code and the regulations promulgated thereunder.

     7.  Representations, Warranties and Agreements of Employee.  Employee
         ------------------------------------------------------
hereby represents, warrants, covenants and agrees that:

         (a) Employee has acquired the Management Units for investment for an indefinite period, not with a view to the sale or distribution of any part of all thereof by public or private sale or disposition.

         (b) Employee has been advised that the Management Units have not been registered under the Securities Act or registered or qualified under any other securities law, on the ground, among others, that no distribution or public offering of the Management Units is to be effected and the Management Units will be issued by the Company in connection with a transaction that does not involve any public offering within the meaning of Section 4(2) of the Securities Act, or the rules and regulations of the Securities and Exchange Commission and under comparable exemption provisions of the securities laws, rules and regulations of other jurisdictions. Employee understands that the Company is relying in part on the Employee's representations as set forth herein for purposes of claiming such exemptions and that the basis for such exemptions may not be present if, notwithstanding Employee's representations, Employee has in mind merely acquiring Management Units for resale on the occurrence or non-occurrence of some predetermined event. Employee has no such intention.

         (c) Employee has such knowledge and experience in financial and business matters that Employee is capable of evaluating the merits and risks of an investment in the Management Units and has the capacity to protect Employee's own interest in connection with Employee's proposed acquisition of the Management Units. Employee is an "Accredited Investor" as defined in Regulation D promulgated under the Securities Act.

         (d) Employee acknowledges that Employee has been furnished with such financial and other information concerning the Company as Employee considers necessary in connection with Employee's acquisition of the Management Units. Employee has carefully reviewed such information and is thoroughly familiar with the proposed business, operations, properties and financial condition of the Company and has discussed with representatives of the Company any questions the acquisition may have with respect thereto. Employee understands: (i) the risks involved in this offering, including the speculative nature of the investment; (ii) the financial hazards involved in this offering, including the risk of losing such Employee's entire investment; (iii) the lack of liquidity and restrictions on transfers of the Management Units; and (iv) the tax consequences of this investment. Employee has consulted with Employee's own legal, accounting, tax, investment and other advisers with respect to the tax treatment of an investment by Employee in the Management Units and the merits and risks of an investment in the Management Units.

         (e) The execution, delivery and performance by Employee of this Agreement have been duly authorized by Employee. This Agreement constitutes a valid and binding obligation of Employee, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

         (f) Employee understands that the Management Units will be "restricted securities" as the term is defined in Rule 144 under the Securities Act, that the Management Units must be held indefinitely unless they are subsequently registered under the Securities Act and qualified under any other applicable securities law or exemption from such registration and qualification are available. Employee understands that the Company is under no obligation to register or qualify the Management Units under the Securities Act, or any other securities law.

         (g) Employee agrees to be bound by the terms, conditions, obligations, covenants and restrictions of the LLC Agreement and by the execution of this Agreement Employee shall become and the Managing Member of the LLC does hereby admit Employee as a "Member" and "Management Holder" of Holdings.

     8.  Definitions.
         -----------

     "Class B Management Units" shall have the meaning ascribed to it in the LLC Agreement.

     "Class C Warrant" shall have the meaning ascribed to it in the LLC
Agreement.

     "Fair Market Valuation Date" with respect to any Management Units means the date on which its Fair Market Value is finally determined pursuant to the definition of "Fair Market Value."

     "Fair Market Value" of the Management Units means the Fair Market Value as shall be determined jointly in good faith by Holdings and Employee; provided that if Holdings and Employee cannot so agree, then such value shall be determined by an independent investment banking firm of national or regional reputation utilizing valuation techniques then commonly used for the valuation of such investment interests, which investment banking firm will be jointly selected by Holdings and Employee in good faith, or if such parties cannot agree on an investment banking firm, then such value shall be determined by an investment banking firm selected by a lot from a group of six firms possessing the above described qualifications (three of whom shall be selected by Holdings and three of whom shall be selected by Employee) from which one firm designated as objectionable by each of Holdings and Employee shall be eliminated (in either case, the investment banking firm's determination shall be conclusive). The expense of any such appraisal shall be borne equally by the parties. In determining the Fair Market Value of the Management Units to be purchased pursuant to he exercise of the Repurchase Option, the parties or the investment bank, as the case may be, shall use the average of the thirty (30) day trading price of Common Stock of the Company as a partial determining factor, taking into account the limitations, restrictions and payment preferences of the Management Units. References in this definition to Employee shall mean Employee's personal representative if he is deceased or incapacitated.

     "LLC Agreement" shall mean the Limited Liability Company Agreement of U-C Holdings, L.L.C. dated April 25, 1997, as amended and restated from time to time.

     "Management Units" mean: (i) any Class B Management Units acquired by Employee, and (ii) any equity or debt securities issued or issuable directly or indirectly with respect to the Employee Class B Management Units referred to in clause (i) above by any of a conversion, split, distribution or dividend or in connection with a combination of securities, recapitalization, merger, consolidation or other reorganization. Management Units shall continue to be Management Units in the hands of any holder thereof (other than Holdings or any of its members).

     "Sale of Company" shall mean the sale of substantially all of the stock of Company held by Holdings or the sale of all or substantially all of the assets of Company.

     "Sale of Holdings" shall mean the sale of substantially all of the equity interest of Holdings or the sale of all or substantially all the assets of Holdings in Company.

     "Securities Act" means the Securities Act of 1933, as amended from time to time.

     9.  Confidential Information.  The Employee acknowledges that the
         ------------------------
information, observations and data obtained by him while employed by the Company, or during the due diligence process in connection with Holdings investment in the Company, concerning the business or affairs of the Company ("Confidential Information") are the property of the Company. Therefore, Employee agrees that, except in the performance of duties for the Company, he shall not during the Employment Period or for two (2) years after the Termination Date, for any reason whatsoever, disclose to any unauthorized person or use for his own account any Confidential Information without prior written consent of the Board, except (i) to the extent that the aforementioned matters become generally known to and available for use by the public other than as a result of Employee's wrongful acts or omissions to act, (ii) as necessary to comply with compulsory legal process, provided that Employee shall provide prior notice to the Company regarding such disclosure and the Company, as applicable, shall have the right to contest such disclosure, (iii) as necessary to counsel and other professional advisors retained by the Employee, subject to the attorney/client privilege or a valid and binding non-disclosure agreement between Employee and such professional and (iv) disclosures of information obtained from a third party free of restrictions or disclosure of information in Employee's possession prior to the date hereof which was obtained from a source other than the Company or its predecessors. Employee shall deliver to the Company at the termination of the Employment Period, all memoranda, notes, plans, records, reports, computer tapes and software and other documents and data (and copies thereof) relating to Confidential Information, Work Product or the business of the Company which he may then possess or have under his control.

     10.  Inventions and Patents.  Employee agrees that all ideas, concepts,
          ----------------------
marketing strategies, management techniques, product development, methods, designs, analyses, drawings, reports, and all similar or related information which relates to the Company's actual or anticipated business, research and development or existing or future products or services and which are conceived, developed or made by Employee while employed by the Company ("Work Product") belong to the Company. Employee will promptly disclose such Work Product to the Board and perform all actions reasonably requested by the Board (whether during or after the Employment Period) to establish and confirm such ownership (including, without limitation, assignments, consents, powers of attorney and other instruments).

     11.  Non-Compete, Non-Solicitation.
          -----------------------------

          (a) Employee acknowledges that in the course of his employment with the Company he will become familiar with the Company's trade secrets and with other confidential information concerning the Company and that his services will be of special, unique and extraordinary value to the Company. Therefore, Employee agrees that, during the Employment Period and for two years after the Termination Date, such termination being for any reason whatsoever (the "Non-Compete Period"), he shall not directly or indirectly manage, control, consult with or render services as a sales representative for any business competing with the business of the Company, which is an information or entertainment network which markets to colleges or universities (the "Business") within any geographical area in which the Company engages or plans to engage in such businesses, which is in the United States of America. Notwithstanding the foregoing, nothing herein shall prohibit Employee from being a passive owner of not more than 5% of the outstanding stock of any class of a company which is publicly traded, so long as Employee has no active participation in the management or the business of such company.

          (b) During the Non-Compete Period, Employee shall not directly or indirectly, on behalf of any Person in the Business solicit, encourage, entice or induce (or attempt to do any of the foregoing) a customer of Company with whom Employee had contact while employed with the Company to cease doing business with Company.

          (c) During the Employment Period and for eighteen months thereafter, Employee shall not directly or indirectly through another entity (i) solicit, encourage, interview, entice, discuss with or induce or attempt to induce any employee of the Company to leave the employ of the Company, or in any way interfere with the relationship between the Company and any employee thereof, (ii) hire any person who was an employee of the Company at any time during the Employment Period or (iii) induce or attempt to induce or attempt to induce any customer, supplier, licensee or other business relation of the Company to cease doing business with the Company, or in any way interfere with the relationship between any such customer, supplier, licensee or business relation and the Company.

         (d) Notwithstanding the foregoing, Section 11(a) and (b) shall have no force and effect and be cancelled if Employee is terminated without Cause prior to the expiration of the Employment Period; and the Non-Compete Period for purposes of Section 11(a) and (b) shall be reduced to one (1) year if the Employment Period is not renewed by the Company.

     12.  Enforcement. If, at the time of enforcement of paragraphs 9, 10 or 11
          -----------
of this Agreement, a court holds that the restrictions stated herein are unreasonable under circumstances then existing, the parities hereto agree that the maximum period, scope or geographical area reasonable under such circumstances shall be substituted for the stated period, scope and area. Because Employee's services are unique and because Employee has access to Confidential Information and Work Product, the parties hereto agree that money damages would be an inadequate remedy for any breach of this Agreement. Therefore, in the event a breach or threatened breach of this Agreement, the Company or its successors or assigns may, in addition to other rights and remedies existing in their favor, apply to any court of competent jurisdiction for specific performance and/or injunctive or other relief in order to enforce, or prevent any violations of, the provision hereof (without posting a bond or other security).

     13.  Employee Representations.  Employee hereby represents and warrants to
          ------------------------
the Company that (i) the execution, delivery and performance of this Agreement by Employee does not and will not conflict with, breach, violate or cause a default under any contract, agreement, instrument, order, judgment or decree to which Employee is a party or by which he is bound, and (ii) Employee is not a party to or bound by any employment agreement, non-compete agreement or confidentiality agreement with any other person or entity, which would prohibit his performance under this Agreement.

     14.  Survival.  Paragraphs 9, 10, 11, 12 and 13 shall survive and continue
          --------
in full force in accordance with their terms notwithstanding any termination of the Employment Period.

     15.  Notices.  Any notice provided for in this Agreement shall be in
          -------
writing and shall be either personally delivered, mailed by first class mail (postage prepaid and return receipt requested) or sent by telecopy or reputable overnight courier service (charges prepaid) to the recipient at the address or telecopy number below indicated:

     Notices to Holdings:
                    U-C Holdings, L.L.C.
                    c/o Willis Stein & Partners, L.P.
                    227 W. Monroe Street, Suite 4300
                    Chicago, Illinois 60606
                    Telecopy No.: (312) 422-2424

                    Attention: Avy H. Stein

     With a copy to:
                    Morris, Manning & Martin, LLP
                    3343 Peachtree Road, N.E.
                    1600 Atlanta Financial Center
                    Atlanta, Georgia  30326
                    Telecopy No.: (404) 365-9532
                    Attention: Neil H. Dickson, Esq.

     Notice to Employee:
                    Thomas Gatti
                    20 Sutton Place South
                    New York, New York  10026

     Notices to Company:
                    UC Television Network Corp.
                    909 Third Avenue, 9th Floor
                    New York, New York  10022
                    Telecopy No.: (212) 888-0617

     With a Copy to:
                    Morris, Manning and Martin, LLP
                    1600 Atlanta Financial Center
                    3343 Peachtree Road, NE
                    Telecopy No.: (404) 365-9532
                    Attention: Neil H. Dickson, Esq.

or such other address or telecopy number or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. any notice under this Agreement will be deemed to have been given when so delivered or sent or, if mailed, five days after deposit in the U.S. mail.

     16.  Severability.  Whenever possible, each provision of this agreement
          ------------
will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

     17.  Complete Agreement.  This Agreement and those documents expressly
          ------------------
referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way. This Agreement supersedes any other employment agreement between Employee and the Company.

     18.  Counterparts.  This Agreement may be executed in separate
          ------------
counterparts, each of which to be an original and all of which taken together constitute one and the same agreement.

     19.  Successors and Assigns.  This Agreement is intended to bind and inure
          ----------------------
to the benefit of and be enforceable by all parties and their respective heirs, successors and assigns, except that Employee may not assign his rights or delegate his obligations hereunder without the prior written consent of the Company.

     20.  Choice of Law.  This Agreement will be governed by the internal law,
          -------------
and not the laws of conflicts, of the State of Georgia.

     21.  Amendment and Waiver.  The provisions of this Agreement may be amended
          --------------------
or waived with the prior written consent of the Company and Employee, and no course of conduct or failure or delay in enforcing the provisions of this Agreement shall affect the validity binding effect or enforceability of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                               UC TELEVISION NETWORK CORP.


                               By:  /s/ Jason Elkin
                                    ---------------
                                    Jason Elkin
                                    Chief Executive Officer and Chairman of the
                                    Board

                               U-C HOLDINGS, L.L.C.

                               By: Willis Stein & Partners, L.P.

                               Its: Managing Member


                                    By: Willis Stein & Partners, L.L.C.
                                    Its: General Partner

                                       By:/s/ Beth F. Johnston
                                          --------------------
                                       Its: Manager

                                   /s/ Thomas Gatti
                                   ----------------
                                   Thomas Gatti

By Managing Member of U-C Holdings, L.L.C.
as to Section 7(g) hereof

By: Willis Stein & Partners, L.P.
Its:  Managing Member

                   By: Willis Stein & Partners, L.L.C.
                       -------------------------------
                   Its:  General Partner

                   By:/s/ Beth F. Johnston
                      --------------------
                   Its:Manager